E-52
Exhibit No. 7
Form 10-SB
BUI, Inc.

                   STOCK OPTION AGREEMENT

  Option for the Purchase of 111,243 Shares of Common Stock
                      Par Value $0.001

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

      This is to certify that, for value received, Doug Smith (the "Optionee") is entitled to purchase from BUI,
Inc. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 111,243 shares ("Option Shares") of the Company's common stock, par value $0.001 (the "Common Stock"), at the purchase price of $2.696 per share ("Option Price"). Upon exercise of this option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Optionee, upon presentation and surrender to the Company of the duly executed form of purchase attached hereto accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement. Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within 10 business days of such exercise) to or upon the written order of the Optionee at its address, and in the name of the Optionee, a certificate or certificates for the number of full Option Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Optionee shall be deemed to have become a holder of record of such Option Shares as of the date of the surrender of the purchase form.

           This option is granted subject to the following further terms and conditions:

     1. This option to purchase 55,622 common shares shall vest and become exercisable at any time commencing on May 1, 1997, and continuing through May 1, 2010.

     2. This option to purchase 18,540 common shares shall vest and become exercisable at any time commencing on May 1, 1998, and continuing through May 1, 2010.

     3. This option to purchase 18,540 common shares shall vest and become exercisable at any time commencing on May 1, 1999, and continuing through May 1, 2010.

     4. This option to purchase 18,541 common shares shall vest and become exercisable at any time commencing on May 1, 2000, and continuing through May 1, 2010.

     5. The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Securities Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be "restricted securities" as defined in Rule 144 promulgated by the
Securities  and  Exchange  Commission  and  must   be   held
indefinitely  unless  subsequently  registered   under   the
Securities Act and any other applicable state registration requirements.

     6. The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Optionee under this
Agreement upon exercise of the options granted under this Agreement. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall rounded up to the nearest whole share.

     7. The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Optionee and the Company may, in its discretion, withhold such amount or require the Optionee to make such provision of funds or other consideration as the Company deems necessary to satisfy any income tax withholding obligation under federal or state law.

     8. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Option Shares issuable upon the exercise of this and all other options of like tenor then outstanding.

     9. This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised..

     10. The holder of this option, by acceptance hereof, acknowledges and agrees that this option is not transferable by the Optionee except by will or the laws of descent or distribution. The Company may deem and treat the registered owner of this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     11. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

     12. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Utah, without regard to the principles of conflicts of law thereof.

     13. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

      IN WITNESS WHEREOF, the Company has caused this option to be executed by the signature of its duly authorized officer, effective this 15th day of January 1998.

               BUI, Inc.

               By /s/ Rod Smith, President

The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing option and acknowledges and agrees to the terms and conditions set forth in the option.

               /s/ Doug Smith

                   STOCK OPTION AGREEMENT

Option for the Purchase of 81,319 Shares of Common Stock Par
                        Value $0.001

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

      This is to certify that, for value received, Doug Smith (the "Optionee") is entitled to purchase from BUI,
Inc. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 81,319 shares ("Option Shares") of the Company's common stock, par value $0.001 (the "Common Stock"), at the purchase price of $2.00 per share ("Option Price"). Upon exercise of this option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Optionee, upon presentation and surrender to the Company of the duly executed form of purchase attached hereto accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement. Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within 10 business days of such exercise) to or upon the written order of the Optionee at its address, and in the name of the Optionee, a certificate or certificates for the number of full Option Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Optionee shall be deemed to have become a holder of record of such Option Shares as of the date of the surrender of the purchase form.

           This option is granted subject to the following further terms and conditions:

     1. This option to purchase 81,319 common shares shall vest and become exercisable at any time commencing on March
1, 1999, and continuing through June 1, 2010.

      2. The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Securities Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements.

      3. The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Optionee under this
Agreement upon exercise of the options granted under this Agreement. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall rounded up to the nearest whole share.

      4. The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Optionee and the Company may, in its discretion, withhold such amount or require the Optionee to make such provision of funds or other consideration as the Company deems necessary to satisfy any income tax withholding obligation under federal or state law.

     5. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Option Shares issuable upon the exercise of this and all other options of like tenor then outstanding.

     6. This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised..

      7. The holder of this option, by acceptance hereof, acknowledges and agrees that this option is not transferable by the Optionee except by will or the laws of descent or distribution. The Company may deem and treat the registered owner of this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      8. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      9. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Utah, without regard to the principles of conflicts of law thereof.

       10. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

      IN WITNESS WHEREOF, the Company has caused this option to be executed by the signature of its duly authorized officer, effective this 15th day of January 1998.

               BUI, Inc.

               By /s/ Rod Smith, President

The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing option and acknowledges and agrees to the terms and conditions set forth in the option.

               /s/ Doug Smith